                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                    --------------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)              January 15, 1999
                                                          ---------------------


The Money Store Residential Trust 1998-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of The Money Store Residential Loan Certificates, Series 1998-I

                               TMS Mortgage Inc.
                        The Money Store Home Equity Corp.
                        The Money Store/ Minnesota Inc.
                        The Money Store/ Kentucky Inc.
                        The Money Store/ D.C. Inc.
                        --------------------------
               (Exact name of registrant as specified in its charter)


New Jersey                                                  Applied For
----------                                                  -----------


State or other          (Commission                    (IRS Employer
jurisdiction of         File Number)                   ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey  07083
-----------------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                   (908) 686-2000
                                                       --------------


                                             n/a
-----------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5         Other Events
               ------------

     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the January 15, 1999 Remittance Date.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                             THE MONEY STORE INC.


                                             By: /s/ Harry Puglisi
                                                 -----------------------------
                                                     Harry Puglisi
                                                       Treasurer



          Dated:    01/29/99

                            SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28,1998, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE RESIDENTIAL TRUST 1998-I FOR THE JANUARY 12, 1999 DETERMINATION DATE.

1.  AGGREGATE AMOUNT RECEIVED                                                   $4,845,534.42

    LESS: SERVICE FEE                                                               37,228.39
          CONTINGENCY FEE                                                           37,228.39
          OTHER SERVICER FEES (Late Charges / Escrow)                               37,132.15
          UNREIMBURSED MONTHLY ADVANCES                                             34,426.63
                                                                                -------------
                                                                                   146,015.56
    PLUS: MONTHLY ADVANCE - INCLUDING
             COMPENSATING INTEREST                                                       0.00
          PRE-FUNDING ACCOUNT TRANSFER                                                   0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER                                          0.00
                                                                                -------------
                                                                                         0.00
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                              0.00
                                                                                -------------
    AVAILABLE REMITTANCE AMOUNT (I-2)                                            4,699,518.86
                                                                                =============


2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                       28,882,484.54

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                       19,745,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                       29,277,000.00

    (D) CLASS A-4 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                       23,496,000.00

    (E) CLASS A-5 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                       17,989,000.00

    (F) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                       22,500,000.00

    (G) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                       19,000,000.00

    (H) CLASS B PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                       13,500,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
    CLASS A-1                                                                    3,701,004.70
    CLASS A-2                                                                            0.00
    CLASS A-3                                                                            0.00
    CLASS A-4                                                                            0.00
    CLASS A-5                                                                            0.00
    CLASS M-1                                                                            0.00
    CLASS M-2                                                                            0.00
    CLASS B                                                                              0.00

TOTAL  PRINCIPAL DISTRIBUTION AMOUNT:                                            3,701,004.70

4.  (A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                      0.00
        CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                      0.00
        CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                      0.00
        AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                                                    0.00

    (B) CLASS A REALIZED LOSS AMOUNT                                                                        0.00
        CLASS M REALIZED LOSS AMOUNT                                                                        0.00
        CLASS B REALIZED LOSS AMOUNT                                                                        0.00
        AGGREGATE REALIZED LOSS AMOUNT                                                                      0.00

5.  AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                                          7,604,173.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                                                          2,038,493.58
    # OF LOANS                                                                                               125

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                                                    214,454.22

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                                                    487,337.29

9.  AMOUNT OF INTEREST RECEIVED                                                                     2,067,269.10

10. (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
         THE DETERMINATION DATE
         MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
         ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                                                          0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                                                  245.38

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT L)

12. AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD                                                                                    535,059.81

13. CLASS A-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                                         154,160.26
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                      3,701,004.70
     (C) CARRY FORWARD AMOUNT                                                       0.00
     (D) MONTHLY ADVANCE                                                            0.00

     TOTAL CLASS A-1 REMITTANCE AMOUNT                                                              3,855,164.96

    CLASS A-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                                         102,015.83
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                              0.00
     (C) CARRY FORWARD AMOUNT                                                       0.00
     (D) MONTHLY ADVANCE                                                            0.00

     TOTAL CLASS A-2 REMITTANCE AMOUNT                                                                102,015.83

    CLASS A-3 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                                         151,630.46
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                              0.00
     (C) CARRY FORWARD AMOUNT                                                       0.00
     (D) MONTHLY ADVANCE                                                            0.00

     TOTAL CLASS A-3 REMITTANCE AMOUNT                                                                151,630.46

   CLASS A-4 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                               127,563.70
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                    0.00
      (C) CARRY FORWARD AMOUNT                                             0.00
      (D) MONTHLY ADVANCE                                                  0.00

      TOTAL CLASS A-4 REMITTANCE AMOUNT                                                            127,563.70

   CLASS A-5 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                               107,484.28
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                    0.00
      (C) CARRY FORWARD AMOUNT                                             0.00
      (D) MONTHLY ADVANCE                                                  0.00

      TOTAL CLASS A-5 REMITTANCE AMOUNT                                                            107,484.28

   CLASS A REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                               642,854.53
      (B) PRINCIPAL DISTRIBUTION AMOUNT                            3,701,004.70
      (C) CARRY FORWARD AMOUNT                                             0.00
      (D) MONTHLY ADVANCE                                                  0.00

      TOTAL CLASS A REMITTANCE AMOUNT                                                            4,343,859.23

   CLASS M-1 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                               136,312.50
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                    0.00
      (C) CARRY FORWARD AMOUNT                                             0.00
      (D) MONTHLY ADVANCE                                                  0.00

      TOTAL CLASS M-1 REMITTANCE AMOUNT                                                            136,312.50

   CLASS M-2 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                               118,670.83
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                    0.00
      (C) CARRY FORWARD AMOUNT                                             0.00
      (D) MONTHLY ADVANCE                                                  0.00

      TOTAL CLASS M-2 REMITTANCE AMOUNT                                                            118,670.83

   CLASS M REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                               254,983.33
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                    0.00
      (C) CARRY FORWARD AMOUNT                                             0.00
      (D) MONTHLY ADVANCE                                                  0.00

      TOTAL CLASS M REMITTANCE AMOUNT                                                              254,983.33

   CLASS B REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                94,500.00
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                    0.00
      (C) CARRY FORWARD AMOUNT                                             0.00
      (D) MONTHLY ADVANCE                                                  0.00

      TOTAL CLASS B REMITTANCE AMOUNT                                                               94,500.00

AGGREGATE REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                               992,337.87
      (B) PRINCIPAL DISTRIBUTION AMOUNT                            3,701,004.70
      (C) CARRY FORWARD AMOUNT                                             0.00
      (D) MONTHLY ADVANCE                                                  0.00

      TOTAL REMITTANCE AMOUNT                                                                    4,693,342.57

14.   (A) REIMBURSABLE AMOUNT (I-22)                                                                     0.00
      (B) GP REMITTANCE AMOUNT PAYABLE                                                                   0.00


15.   (A) CLASS A-1 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                    25,181,479.84

      (B) CLASS A-2 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                    19,745,000.00

      (C) CLASS A-3 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                    29,277,000.00

      (D) CLASS A-4 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                    23,496,000.00

      (E) CLASS A-5 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                    17,989,000.00

      (F) CLASS M-1 PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                    22,500,000.00

      (G) CLASS M-2 PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                    19,000,000.00

      (H) CLASS B PRINCIPAL BALANCE AFTER
          DISTRIBUTIONS TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                    13,500,000.00

      (I) TOTAL POOL PRINCIPAL BALANCE AFTER
          DISTRIBUTION TO BE MADE ON THE
          REMITTANCE DATE AND AFTER ALLOCATION
          OF REALIZED LOSSES                                                                   170,688,479.84

16.   TRIGGER EVENT CALCULATION                                                           TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

   (1)   (i)  EXCEEDS 50% OF (ii)
         (i)  SIXTY-DAY DELINQUENCY RATIO                            3.19%
         (ii) SENIOR ENHANCEMENT PERCENTAGE                         35.42%        9.00%            NO

   (2)   BOTH (A) AND (B) OCCUR

         (A) EITHER (X) OR (Y) OCCUR
             (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                 EXCEEDS 9%           OR                             2.50%
             (Y) THE CUMULATIVE REALIZED LOSSES EXCEEDS      1,492,468.88           NO

         (B) EITHER (X) OR (Y) OCCUR
             (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
                 EXCEEDS 15%           OR                            2.50%
             (Y) THE CUMULATIVE REALIZED LOSSES EXCEED       1,492,468.88           NO             NO


                                                                                          -------------------
                 IF EITHER (1) OR (2) = "YES", THEN THE TRIGGER EVENT IS ON EFFECT                 NO
                                                                                          -------------------

17.   CUMULATIVE REALIZED LOSSES                                                                 1,492,468.88

18.   AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
       EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                                             0.00

19.   (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                                  37,228.39

      (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                                37,228.39

      (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                                    6,176.29

      (D) FHA PREMIUM ACCOUNT                                                                        4,365.88

20.   AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                                                          0.00
           (B) SECTION 5.04 (c)                                                                          0.00
           (C) SECTION 5.04 (d)(ii)                                                                      0.00
           (D) SECTION 5.04 (e)                                                                          0.00
           (E) SECTION 5.04 (f)(i)                                                                  74,456.78

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                              25,181,479.84                 0.46210485
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                             54,493,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                              19,745,000.00                 1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                             19,745,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                              29,277,000.00                 1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                             29,277,000.00

    CLASS A-4 POOL FACTOR (I-5):
    CURRENT CLASS A-4 PRINCIPAL BALANCE                              23,496,000.00                 1.00000000
    ORIGINAL CLASS A-4 PRINCIPAL BALANCE                             23,496,000.00

    CLASS A-5 POOL FACTOR (I-5):
    CURRENT CLASS A-5 PRINCIPAL BALANCE                              17,989,000.00                 1.00000000
    ORIGINAL CLASS A-5 PRINCIPAL BALANCE                             17,989,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                              22,500,000.00                 1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                             22,500,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                              19,000,000.00                 1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                             19,000,000.00

    CLASS B POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                              13,500,000.00                 1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                             13,500,000.00

    POOL FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                                  170,688,479.84                 0.85344240
    ORIGINAL POOL PRINCIPAL BALANCE                                 200,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                                          13.887%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                                            15.437%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS
        A-5, CLASS M-1, CLASS M-2 AND CLASS B
        ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                            6.880%

                                                                             -------------------------------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                             10/31/98               11/30/98          12/31/98
                                                                             -------------------------------------------------------
                                                                                  13.888%                13.885%           13.887%

23. (A) SENIOR PERCENTAGE                                                                                100.00%

    (B) CLASS B PERCENTAGE                                                                                 0.00%

24. (A) SPREAD AMOUNT                                                                              8,461,847.39

    (B) SPECIFIED SUBORDINATED AMOUNT                                                             10,800,000.00

25. (A) CLASS A APPLIED REALIZED LOSS AMOUNT                                                               0.00
        CLASS M APPLIED REALIZED LOSS AMOUNT                                                               0.00
        CLASS B APPLIED REALIZED LOSS AMOUNT                                                               0.00

    (B) UNPAID  CLASS A REALIZED LOSS AMOUNT                                                               0.00
        UNPAID  CLASS M REALIZED LOSS AMOUNT                                                               0.00
        UNPAID  CLASS B REALIZED LOSS AMOUNT                                                               0.00

26. ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE                                     960,719.61

27. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
        FOR THE DUE PERIOD                                                                             4,365.88
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
        CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                                7,038.49

28. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
      RECEIVED DURING THE MONTH                                                                            0.00

29. THE RESERVE AMOUNT FOR THE DUE PERIOD                                                         20,000,000.00

30. CLAIMS FILED DURING THE DUE PERIOD                                                                     0.00

31. CLAIMS PAID DURING THE PERIOD                                                                          0.00

32. CLAIMS DENIED BY FHA DURING THE PERIOD                                                                 0.00

33. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                                    0.00

34. OTHER INFORMATION                                                                                       N/A

                                   EXHIBIT L
                 REMIC DELINQUENCIES AS OF -DECEMBER 31, 1998

RESIDENTIAL               OUTSTANDING               #
TRUST                     DOLLARS                   ACCOUNTS       RANGES                AMOUNT              NO           PCT
1998-I                       $179,150,327.23           9,257       1 TO 29 DAYS          16,261,104.60         1,064       9.08%
                                                                  30 TO 59 DAYS           1,913,905.07           155       1.07%
                                                                  60 TO 89 DAYS           1,349,199.92            97       0.75%
                                                                  90 AND OVER             4,180,839.02           331       2.33%

                                                                  FORECLOSURE               184,487.40             5       0.10%
                                                                  REO PROPERTY                    0.00             0       0.00%



                                                                  TOTALS                $23,889,536.01         1,652      13.33%
                                                                                     ==========================================

RESIDENTIAL TRUST 1998-I

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE                     CLASS A-1                  CLASS A-2              CLASS A-3              CLASS A-4      CLASS A-5
------------------------------------------------------------------------------------------------------------------------------------
(ii)                                530.02                   1,000.00                1,000.00               1,000.00        1,000.00


(vi)                                 37.41                       0.00                    0.00                   0.00            0.00


(vii)                                 3.94                       0.00                    0.00                   0.00            0.00


(viii)                                8.44                       0.00                    0.00                   0.00            0.00



(xiii)    (a)                         2.83                       5.17                    5.18                   5.43            5.98
          (b)                        67.92                       0.00                    0.00                   0.00            0.00
          (c)                         0.00                       0.00                    0.00                   0.00            0.00
          (d)                         0.00                       0.00                    0.00                   0.00            0.00



(xv)                                462.10                   1,000.00                1,000.00               1,000.00        1,000.00



(xxxv)                                0.00                       0.00                    0.00                   0.00            0.00




SUBCLAUSE                     CLASS M-1                  CLASS M-2              CLASS B
---------------------------------------------------------------------------------------------

(ii)                              1,000.00                   1,000.00                1,000.00

(vi)                                  0.00                       0.00                    0.00

(vii)                                 0.00                       0.00                    0.00

(viii)                                0.00                       0.00                    0.00


(xiii)    (a)                         6.06                       6.25                    7.00
          (b)                         0.00                       0.00                    0.00
          (c)                         0.00                       0.00                    0.00
          (d)                         0.00                       0.00                    0.00


(xv)                              1,000.00                   1,000.00                1,000.00


(xxxv)                                0.00                       0.00                    0.00